Motley Fool Epic Voyage Fund

SUMMARY PROSPECTUS

Ticker: TMFEX

A series of The Motley Fool Funds Trust	February 28, 2013
2000 Duke Street
Suite 175
Alexandria, VA 22314

The investment objective of the Motley Fool Epic Voyage Fund (the “Fund”) is to achieve long-term capital appreciation. The Fund pursues its objective by investing primarily in common stocks of foreign companies.

This Summary Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records.

The Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the Fund’s prospectus (“Prospectus”), which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the statement of additional information (“SAI”) and most recent reports to shareholders, online at http://www.foolfunds.com/forms/epicvoyagefund.aspx. You can also get this information at no cost by calling 1-888-863-8803 or by sending an e-mail request to prospectus@foolfunds.com. The Fund’s Prospectus, dated February 28, 2013, and the Fund’s SAI, dated February 28, 2013, each as may be amended from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the Epic Voyage Fund is to achieve long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Epic Voyage Fund.

Shareholder Fees (Fees Paid Directly From Your Investment):
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee (as percentage of amount redeemed) (on shares held for 90 days or less)	2.00%
Exchange Fee	NONE
Maximum Annual Small-Balance Account Fee (on accounts with balances less than $10,000)	$24

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees (including any performance-based adjustment, as discussed in “MANAGEMENT OF THE FUND—Advisory Fees”)	0.95%
Distribution (12b-1) Fees	NONE
Other Expenses	3.18%
Total Annual Fund Operating Expenses	4.13%
Less: Contractual Expense Limitation	2.78	%(a)
Total Annual Operating Expenses After Expense Limitation	1.35%

(a)         The Adviser has contractually agreed to pay, waive or absorb a portion of the Epic Voyage Fund’s expenses through the end of February 2014, or such later date as may be determined by the Epic Voyage Fund and the Adviser, to the extent necessary to limit the Epic Voyage Fund’s operating expenses (excluding the advisory fee, brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to an amount not to exceed 0.40% annually of the Epic Voyage Fund’s average daily net assets.  If the excluded expenses are incurred, the Epic Voyage Fund’s operating expenses will be higher than 0.40% annually.  Pursuant to the agreement with the Trust, the Adviser may recover from the Epic Voyage Fund fees and expenses previously paid, waived or absorbed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Epic Voyage Fund’s operating expenses (excluding the advisory fee, brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed 0.40% annually of the Epic Voyage Fund’s average daily net assets. The expense limitation agreement will terminate automatically if the Adviser, or an affiliate of the Adviser, is no longer serving as investment adviser to the Epic Voyage Fund, but otherwise it can be terminated only by the Epic Voyage Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Epic Voyage Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Epic Voyage Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that:  (1) your investment has a 5% return each year, and (2) the Epic Voyage Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$137	$1,001	$1,880	$4,144

Portfolio Turnover

The Epic Voyage Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Epic Voyage Fund’s performance. During the most recent fiscal year, the Epic Voyage Fund’s portfolio turnover rate was 17%.

Principal Investment Strategies

The Epic Voyage Fund pursues its investment objective by investing primarily in common stocks of foreign companies.  The Adviser defines foreign companies as companies located or organized outside the United States or whose primary business is carried on outside the United States.  Under normal market circumstances, the Epic Voyage Fund seeks to stay fully invested and does not attempt to time the market.  Because of the Epic Voyage Fund’s value focus, it is expected that investments in the securities of foreign companies, including depositary receipts, having smaller market capitalizations (less than $2 billion), including companies in emerging market countries, will be important components of the Epic Voyage Fund’s investment program, although the Epic Voyage Fund may invest in issuers of all capitalization sizes.  In managing the Epic Voyage Fund’s investment portfolio, the Adviser regularly reviews and adjusts the Epic Voyage Fund’s allocations to particular markets and sectors to maintain a diversified mix of investments that the Adviser believes are undervalued and offer the best overall potential for capital appreciation.  The Epic Voyage Fund seeks investment returns that exceed the return of the Russell Global ex-US Index.  The Adviser will generally sell securities when it believes they have exceeded their intrinsic value, as well as to meet redemptions or to pursue what it views as more promising opportunities.

The Epic Voyage Fund may not invest more than 10% of its net assets in securities of companies that are not foreign companies.  To limit the risks associated with highly concentrated holdings, the Epic Voyage Fund does not invest more than 5% of its net assets in any one class of security of any one issuer at the time of purchase.

Principal Investment Risks

The value of the Epic Voyage Fund’s investments may increase or decrease, which will cause the value of the Epic Voyage Fund’s shares to increase or decrease.  As a result, you may lose money on your investment in the Epic Voyage Fund, and there can be no assurance that the Epic Voyage Fund will achieve its investment objective.

Company and Market Risk

The common stock of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer-than-expected earnings or management decisions, changes in the industry in which the company is engaged, or a reduction in the demand for a company’s products or services).  General market and economic factors may adversely affect securities markets generally, which could adversely affect the value of the Epic Voyage Fund’s investments in common stocks.  In addition, the rights of holders of common stock are subordinate to the rights of preferred shares and debt holders.

Foreign Investments

The Epic Voyage Fund invests in the securities of foreign companies. Investing in securities of foreign companies involves risks generally not associated with investments in the securities of U.S. companies, including the risks associated with fluctuations in foreign currency exchange rates, unreliable and untimely information about issuers, and political and economic instability.

Emerging Market Companies

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign markets.  In many less developed markets, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than there is in more developed markets.  The securities markets of certain countries in which the Epic Voyage Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those of more developed markets.

Depositary Receipts

The Epic Voyage Fund may purchase depositary receipts (ADRs, EDRs, and GDRs) to facilitate its investments in foreign securities.  By investing in ADRs rather than investing directly in the securities of foreign issuers, the Epic Voyage Fund can avoid currency risks during the settlement period for purchase and sales.  However, ADRs do not eliminate all the risks inherent in investing in the securities of foreign issuers.

Investments in Small and Mid-Capitalization Companies

The Epic Voyage Fund invests in securities of companies having relatively small market capitalizations.  Investments in securities of these companies involve greater risks than do investments in larger, more established companies. The prices of securities of small-cap companies tend to be more vulnerable to adverse developments specific to the company or its industry, or the securities markets generally, than are securities of larger capitalization companies.

Investment Style Risk

The Epic Voyage Fund pursues a “value style” of investing.  Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow.  If the Adviser’s assessment of a company’s value or its prospects for exceeding earnings expectations or market conditions is inaccurate, the Epic Voyage Fund could suffer losses or produce poor performance relative to other funds.  In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Performance Information:  The bar chart and performance table below illustrate the risks and volatility of an investment in the Epic Voyage Fund by showing the Epic Voyage Fund’s performance compared to a broad measure of market performance. The Epic Voyage Fund’s past performance, both before and after taxes, does not necessarily indicate how the Epic Voyage Fund will perform in the future.

The bar chart shows the annual total return for the Epic Voyage Fund.

Best Quarter: 13.35% in the quarter ended March 31, 2012

Worst Quarter: (6.92)% in the quarter ended June 30, 2012

The performance table shows how the Epic Voyage Fund’s average annual return compares with that of its benchmark, the Russell Global ex-US Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Epic Voyage Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

PERFORMANCE TABLE

(Average annual total returns for the periods ended December 31, 2012)

	1 Year	Since Inception, November 1, 2011
Motley Fool Epic Voyage Fund
Return Before Taxes	18.24%	10.00%
Return After Taxes on Distributions	18.00%	9.78%
Return After Taxes on Distributions and Sale of Fund Shares	12.18%	8.50%
Russell Global ex-US Index (reflects no deduction for fees, expenses or taxes)	17.84%	12.41%

Management

Investment Adviser

Motley Fool Asset Management, LLC serves as the Fund’s investment adviser.

Portfolio Managers

William H. Mann III, Chair of the Adviser’s Investment Committee, has served as a portfolio manager for the Epic Voyage Fund since 2011.

William S. Barker, CFA, Senior Analyst — Equity Research, has served as a portfolio manager for the Epic Voyage Fund since 2011.

Anthony L. Arsta, Senior Analyst — Equity Research, has served as a portfolio manager for the Epic Voyage Fund since 2011.

Timothy B. Hanson, Senior Analyst — Equity Research, has served as a portfolio manager for the Epic Voyage Fund since 2011.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Epic Voyage Fund on any business day online or through our Web site at www.foolfunds.com, by mail (Motley Fool Funds, P.O. Box 9780, Providence, RI 02940-9780), by express/overnight mail (Motley Fool Funds, 4400 Computer Dr., Westborough, MA 01581-1722), or by telephone  at 1-888-863-8803. The minimum initial investment in the Epic Voyage Fund is $500. Subsequent investments in an account may be made in any amount of $50 or more. These investment minimums may be waived in certain circumstances.

Tax Information

The Epic Voyage Fund’s distributions will generally be taxable to you as ordinary income, qualified dividend income or capital gains, unless your investment is held through in an IRA or other tax-advantaged account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Epic Voyage Fund through a broker-dealer or other financial intermediary (such as a bank), the Epic Voyage Fund and its related companies may pay the intermediary for the sale of Epic Voyage Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Epic Voyage Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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